UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2004
(Date of earliest event reported)

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-16485	56-2169715
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

370 Knollwood Street
Winston-Salem, North Carolina	27103
(Address of principal executive offices)	(Zip Code)

336-725-2981
(Registrant’s telephone number)

Item 5. Other Events

On July 29, 2004, Krispy Kreme Doughnuts, Inc. (the “Company”) issued a press release announcing that the Securities and Exchange Commission is conducting an informal, non-public inquiry regarding the Company. The Company is fully cooperating with the SEC in response to its request for information. The inquiry generally concerns the Company’s franchise reacquisitions and the Company’s previously announced reduction in earnings guidance.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 30, 2004

KRISPY KREME DOUGHNUTS, INC.

By:	/s/ Michael C. Phalen
Michael C. Phalen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 29, 2004

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